Exhibit 10.2

2-15 OYE-CHO, MINATO-KU

NAGOYA 455-8555 JAPAN

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO RULE 24B-2 AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST.  COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

EXECUTION VERSION

Letter No.: MRJ90-3-SKW-LA-1

Date: December 7, 2012

SkyWest, Inc.

444 South River Road,

St. George, Utah 84790, USA

Subject:                            Amendment to APA

Reference:            The Aircraft Purchase Agreement No. MRJ90-3-SKW (the “APA”) between MITSUBISHI AIRCRAFT CORPORATION (“Seller”) and SKYWEST, INC. (“Customer”) relating to Model MRJ90 and MRJ70 Aircraft

Ladies and Gentlemen:

This letter agreement and the Annexes attached hereto (collectively, this “Letter Agreement”) are entered into, and shall become effective, as of the date executed by Customer, and amend and supplement the APA.

1.                                      Definitions; Interpretation.

1.1                               Except as otherwise expressly provided herein, (i) capitalized terms used but not otherwise defined in this Letter Agreement shall have the meanings set forth in the

APA; (ii) any reference to an Annex shall be to an annex to this Letter Agreement; (iii) any reference to an Article (or sub-Article, paragraph or clause), Attachment, Exhibit, Schedule or Appendix shall be to an article (or sub-article, paragraph or clause) of, or an attachment, exhibit, schedule or appendix to, this Letter Agreement Main Text or the respective Annex in which such reference is made, as applicable; and (iv) except for clause (i) of Article 1.2 of the APA Main Text, the rules of interpretation set forth in Article 1.2 of the APA Main Text are incorporated herein and shall apply mutatis mutandis hereto.

1.2                               The following terms used in this Letter Agreement shall have the meanings described below in this Article 1.2:

“Letter Agreement” shall have the meaning described in the introductory paragraph.

“Letter Agreement Main Text” shall mean the main text of this Letter Agreement, not including any annexes hereto.

2.                                      Effect of this Letter Agreement.

Except to the extent amended or supplemented by this Letter Agreement, the APA remains in full force and effect in accordance with its terms. In the event of any inconsistency between the terms and conditions of this Letter Agreement and the APA, the terms and conditions of this Letter Agreement shall prevail.

For the avoidance of doubt, if the APA is terminated with respect to a certain Aircraft, this Letter Agreement shall automatically and concurrently terminate with respect to such Aircraft.

3.                                      Non-Assignability.

The provisions of this Letter Agreement are personal to Customer and may not be assigned by Customer (including to any assignee of the APA or any of Customer’s rights thereunder) without the prior written consent of Seller (except as otherwise provided in Article 18 of the APA Main Text). Any attempted assignment by Customer in violation of the foregoing shall be null and void.  Consent by Seller to the assignment of the APA and/or any of Customer’s rights thereunder shall not constitute consent to the assignment of this Letter Agreement

4.                                      Confidentiality of the Terms and Conditions of this Letter Agreement.

The terms and conditions of this Letter Agreement shall constitute the Confidential Information of Seller and Customer shall keep the terms and conditions of this Letter

Agreement confidential in accordance with the provisions regarding confidentiality set forth in Article 23 of the APA Main Text, which are hereby incorporated herein and shall apply mutatis mutandis to this Letter Agreement; provided that, notwithstanding the provision in Article 23 of the APA Main Text permitting Customer to disclose Confidential Information to any assignee in the context of an applicable assignment, the terms and condition of this Letter Agreement (i) may be disclosed only to a potential assignee of this Letter Agreement with respect to whom Seller has granted its prior written consent to such disclosure, such consent not to be unreasonably withheld or delayed and (ii) shall not be disclosed to any other person or entity simply because it is an assignee or potential assignee of the APA.

5.                                      Limitation of Liability.

Article 21 of the APA Main Text is hereby incorporated herein and shall be applied mutatis mutandis to this Letter Agreement.

6.                                      Annexes.

The Annexes 1 through 9 attached hereto constitute integral parts of this Letter Agreement and shall be binding upon each of parties hereto.

7.                                      Governing Law and Dispute Resolution.

This Letter Agreement shall be governed by and interpreted in accordance with the internal laws of the state of New York, USA (as permitted by Section 5-1401 of the New York General Obligations Law (or any similar successor provision)), without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the state of New York to the rights and duties of the parties hereto.  The United Nations Convention on Contracts for the International Sale of Goods shall not apply.  The dispute resolution provisions set forth in Article 24.2 of the APA Main Text are hereby incorporated herein and shall apply mutatis mutandis to any and all disputes, controversies or differences which may arise between the parties hereto out of or in relation to or in connection with this Letter Agreement.

8.                                      Entire Agreement.

The APA and this Letter Agreement constitute the entire agreement between the parties hereto with regard to the subject matter hereof, and supersede all prior or contemporaneous communications, negotiations and agreements (whether written or oral) of the parties hereto with respect to the subject matter hereof.

9.                                      Miscellaneous.

Article 22 and Article 25 of the APA Main Text are hereby incorporated herein and shall be applied mutatis mutandis to this Letter Agreement.

[Remainder of page intentionally left blank]

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters please indicate your acceptance and approval below by signing in the space provided and returning one executed copy to Seller.

Very truly yours,

MITSUBISHI AIRCRAFT CORPORATION

By
Name:
Title:

ACCEPTED AND AGREED TO as of this date:                     , 2012.

SKYWEST, INC.

By
Name:	Bradford R. Rich
Title:	President

By
Name:	Michael J. Kraupp
Title:	Chief Financial Officer and Treasurer

Execution Version

ANNEX 1

AMENDMENT OF APA

The APA is hereby amended to the extent necessary to implement the following provisions:

1.                                      Definitions.

1.1                                              The following definitions in Article 1.1 of the APA Main Text are hereby replaced as follows:

“Cancelled Aircraft” shall mean any Aircraft with respect to which this APA is terminated in accordance with Articles 19.1, 19.2 or 19.3.

“Guaranteed Delivery Month” shall mean with respect to an Aircraft [***].

[***]

“Scheduled Delivery Month” shall mean with respect to an Aircraft [***]

[***]

1.2                                              The following new definitions are hereby added to Article 1.1 of the APA Main Text in appropriate alphabetical order:

“Airworthiness Directives” means any airworthiness directive of the applicable Civil Aviation Authority issued with respect to or applicable to the Aircraft.

[***]

[***]

“Convention” shall have the meaning described in Article 24.2.3.

“Initial Guaranteed Delivery Month” means [***].

[***]

“Letter Agreement” means the Letter Agreement No. MRJ90-3-SKW-LA-1 executed between Seller and Customer on December 7, 2012 relating to the Aircraft Purchase Agreement No. MRJ90-3-SKW.

“Net Initial Aircraft Basic Price” shall mean [***]

[***].

“Notice Recipient” shall have the meaning described in Article 24.2.3.

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“Payer” shall have the meaning described in Article 6.4.

“Payee” shall have the meaning described in Article 6.4.

“Program Review Date” means the date which is [***].

“Quarter” means a three (3) Month period as follows:

[***]

[***]

[***]

[***]

“Service Bulletin” means a document issued by the original equipment manufacturer with respect to the Aircraft which specifies an optional, recommended or mandatory compliance procedure related to improving performance, maintainability, reliability, and in some cases, may be issued to correct an airworthiness deficiency.

1.3                                               The definitions of “Disputed Obligation” and “Disputed Obligor” in Article 1.1 of the APA Main Text are hereby deleted in their entirety.

2.                                      Advance Payments.

Article 7.1 of the APA Main Text is hereby deleted in its entirety and replaced as follows:

7.1                                Advance Payments.

Customer shall make Advance Payments to Seller for each Aircraft in accordance with the following payment schedule:

[***]

3.                                      Selected Optional Features at the time of execution of the APA.

Customer acknowledges that Customer, at the time of execution of the APA, has selected the Optional Features listed in Schedules 1.1 and 1.2 to this Annex 1 (the “Selected Optional Features”) for all the Aircraft, at the per Aircraft prices (before escalation) listed in Schedules 1.1 and 1.2 to this Annex 1. With respect to each Aircraft, the aggregate amount of the prices of all of the Selected Optional Features shall be treated as a part of the Additional Aircraft Price, of which aggregate amount is described in Attachment 1 Rev. A to this Annex 1.

4.                                      Replacement of Attachment 1.

Attachment 1 to the APA is hereby replaced with Attachment 1 Rev. A to this Annex 1. All references to Attachment 1 to the APA in the APA and this Letter Agreement shall be deemed as references to Attachment 1 Rev. A to this Annex 1.

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5.                                      Replacement of Attachment 2.

Attachment 2 to the APA is hereby replaced with Attachment 2 Rev. A to this Annex 1. All references to Attachment 2 to the APA in the APA and this Letter Agreement shall be deemed as references to Attachment 2 Rev. A to this Annex 1.

6.                                      Replacement of Attachment 3.

Attachment 3 to the APA is hereby replaced with Attachment 3 Rev. A to this Annex 1. All references to Attachment 3 to the APA in the APA and this Letter Agreement shall be deemed as references to Attachment 3 Rev. A to this Annex 1.

7.                                      Development Changes.

The definition of “Development Change” in Article 13.2 of the APA Main Text is hereby replaced with the following:

A “Development Change” is a change to an Aircraft that [***].

8.                                      Taxes.

Article 6 of the APA Main Text is hereby deleted in its entirety and replaced as follows:

Article 6                                                                        Taxes.

6.1                                                 Exclusive of Taxes.  All prices herein (including the prices set forth in Attachment 1 and Attachment 2) and all amounts payable hereunder are exclusive of any and all Taxes.

6.2                                               Seller’s Obligations with respect to Taxes. Seller shall bear and pay all Taxes imposed by (i) a Governmental Authority in Japan on, or in connection with, the transactions contemplated by this APA (excluding any Taxes imposed by a Governmental Authority in Japan on the income of Customer) and (ii) any Governmental Authority with respect to Taxes imposed on the income of Seller.  If any of the foregoing Taxes for which Seller is obligated hereunder are imposed on Customer, Seller will promptly notify Customer and shall pay such Taxes directly to the Governmental Authority or otherwise reimburse Customer for such Taxes, as the case may be.  Customer will provide Seller such documents that are applicable in connection with any such Taxes for Customer or Seller to claim any exemption or reduction of such Taxes.

6.3                                               Customer’s Obligations with respect to Taxes.  Customer shall bear and pay all Taxes not assumed by Seller under Article 6.2 in connection with the transactions contemplated by this APA.  If any of the foregoing Taxes for which Customer is obligated hereunder are imposed on Seller, Customer will promptly notify Seller and shall pay such Taxes directly to the Governmental Authority or otherwise reimburse Seller for such Taxes, as the case may be.  Seller will provide Customer such documents that are applicable in connection with any such Taxes for Seller or Customer to claim any exemption or reduction of such Taxes.

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6.4                                               Withholding.  Both parties acknowledge that a Governmental Authority of their respective countries may impose withholding Taxes on certain of the payments that either of the parties or their agents (“Payer”) may be obligated to pay to the other party (“Payee”), and that in so far as the Payer may be obligated to withhold Taxes according to the requirements of such Governmental Authority, the Payer shall be entitled to do so and consequently the payments to the Payee shall be net of such withholding Taxes provided only that (a) the Payer takes all reasonable steps to reduce or eliminate any withholding consistent with applicable law; (b) the Payer keeps the Payee informed of:

(i)                      any obligation of the Payer to withhold and the legal basis for such withholding;

(ii)               any directives that may be given to the Payer by such Governmental Authority within 30 days of receipt thereof by the Payer;

(iii)                 the amounts from time to time withheld by Payer and paid to such Governmental Authority within 30 days of receipt thereof by the Payer; and

(c) in the event the Payer is obligated to withhold Taxes as provided above, the Payer shall promptly provide the Payee a tax receipt as may be necessary to support a claim for a foreign tax credit under the laws of the country of the Payee.

6.5                                               Indemnity.  Each party shall indemnify, defend and hold harmless the other party for any and all such Taxes for which the indemnifying party is obligated under Articles 6.2 and 6.3.

6.6                                               Definition.  For purposes of this Article 6, “Governmental Authority” means any nation or government, any state or other political subdivision there, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

6.7                                               Tax Cooperation.  Each party hereby agrees to use commercially reasonable efforts to cooperate with the other party and/or any Governmental Authority in order to minimize, to the extent allowable under applicable law, the tax consequences of the transactions contemplated by this APA.

9.                                      Suspension of Work in Case of Delinquent Payments.

[***]

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10.                               Payment Invoices.

The following new Article 7.7 is hereby inserted into Article 7 of the APA Main Text:

7.7                               Payment Invoices.

7.7.1 Each party owed payment under this APA shall, no later than [***] prior to the date when such payment is due, deliver a written invoice to the other party, setting forth in reasonable detail (i) the subject matter covered by such invoice, (ii) the date such payment is due and (iii) the amount of such payment.

7.7.2 In the event that the party receiving the payment invoice disputes the validity of the payment requirement or the payment amount, such party shall provide written notice of such dispute to the other party prior to such payment’s due date, together with an explanation in reasonable detail setting forth the basis for such dispute.  Such dispute shall not affect in any way the obligation to pay any undisputed amounts set forth in the applicable invoice by such payments due date or affect the accrual of any interest due on any payment rightfully due under this Agreement.

7.7.3 For purposes of this section 7.7 and the invoices contemplated herein, “Business Day” shall mean (i) if the invoice is to be delivered to Customer, a day on which commercial banks are open for general business in New York, New York, or (ii) if the invoice is to be delivered to Seller, a day on which commercial banks are open for general business in Tokyo, Japan.

11.                               Notice of Delivery Dates.

[***]

12.                               Excusable Delay.

Articles 9.1, 9.2 and 9.3 of the APA Main Text are deleted in their entirety and replaced with the following:

9.1                               Excusable Delay.

9.2                               [***]

9.3                               Effect of Termination.

The termination of this APA under [***]1 with respect to the affected Aircraft will discharge any and all obligations and liabilities of the parties hereto with respect to such Aircraft and all undelivered or unperformed training, services, publications and documentation and other things to be provided in relation to such Aircraft under this APA, except for any obligations that survive the termination of this APA and except that (i) Seller will return to Customer within ten (10) calendar days after such termination an amount equal to all Advance Payments, without interest, paid by Customer for such Aircraft (and all such Advance Payments shall no longer

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count towards the [***]) and (ii) Seller shall treat any BFE received by Seller for such Aircraft in accordance with Article 6 of Exhibit A. In the event Seller fails to make such payment as contemplated herein, Seller shall pay delinquent interest on the amount so owing at the rate per annum as provided in Article 7.5 until paid in full.

13.                               Non-Excusable Delay.

A new Article 10.6 is added to the APA Main Text, and Articles 10.2 through 10.5 of the APA Main Text are deleted in their entirety and replaced with the following:

10.2                         Liquidated Damages for Non-Excusable Delay.

If one or more Non-Excusable Delays has occurred with respect to an Aircraft and such Aircraft is not tendered for delivery by Seller on or prior to the last day of the Guaranteed Delivery Month, then promptly after receipt of a written demand for payment of liquidated damages from Customer (which demand may only be submitted after the delivery or termination in accordance with Article 10.3.1(ii)) of such Aircraft, as applicable, Seller shall pay liquidated damages for delay as and to the extent (and in the amount calculated in accordance with) Attachment 3. Such liquidated damages shall be paid (i) [***] or (ii) [***].

10.3                Non-Excusable Delay in Delivery of More Than [***]

10.3.1

[***]

10.4                        Effect of Termination.

Subject to the obligation to pay any liquidated damages under Article 10.2 that have accumulated prior to termination, the termination of this APA under [***] with respect to the affected Aircraft will discharge any and all obligations and liabilities of the parties hereto with respect to such Aircraft and all undelivered or unperformed training, services, publications and documentation and other things to be provided in relation to such Aircraft under this APA, except that (i) Seller will return to Customer within [***] after such termination an amount equal to all Advance Payments, without interest, paid by Customer for such Aircraft (and all such Advance Payments shall no longer count towards the [***]) and (ii) Seller shall treat any BFE received by Seller for such Aircraft in accordance with Article 6 of Exhibit A. In the event Seller fails to make such payment as contemplated herein, Seller shall pay delinquent interest on the amount so owing at the rate per annum as provided in Article 7.5 until paid in full.

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10.5                        Exclusivity of Liquidated Damages; Waivers.

10.5.1  The liquidated damages under Articles 10.2 and 10.3.2 (if applicable) constitute Customer’s sole and exclusive right and remedy in connection with the delay in delivery of the Aircraft and the underlying causes for such delay. The parties hereto agree that it would be extremely difficult to determine precisely the amount of actual damages that would be suffered by Customer due to the effects of delay in the delivery of the Aircraft, but that such liquidated damages are a fair and reasonable determination of the amount of actual damages that would be suffered by Customer therefor, and that such liquidated damages do not constitute a penalty.  Each party hereby expressly waives any defense or right to contest the validity of these liquidated damages on the grounds that they are void as penalties or are not reasonably related to actual damages.

[***]

10.6                        Delays Prior to Program Review.

[***]

14.                                                               Manufacturer Changes.

Article 13.1.3 of the APA Main Text is deleted in its entirety and replaced with the following:

[***]

15.                                                               Ground Inspection Protocol/Acceptance Flight Protocol.

Articles 14.1.2 and 14.2.2 of the APA Main Text are hereby deleted in their entirety and replaced with the following:

14.1.2                                      Seller shall provide to Customer, at least [***] calendar days prior to the first day of the Scheduled Delivery Month of the first Aircraft, commercially reasonable procedures, subject matter and acceptance criteria for the Ground Inspection (the “Ground Inspection Protocol”). Within [***] calendar days of receipt of the Ground Inspection Protocol, both Parties shall discuss and agree to a mutually acceptable Ground Inspection Protocol, each party acting reasonably.  If, within [***] calendar days of receipt of the Ground Inspection Protocol, the Parties cannot reach agreement on a mutually acceptable Ground Inspection Protocol, Seller may adjust the Scheduled Delivery Month and the Guaranteed Delivery Month for each affected Aircraft to reflect the time required to reach such an agreement.

14.2.2                                      Seller shall provide to Customer, at least [***]calendar days prior to the first day of the Scheduled Delivery Month of the first Aircraft, commercially reasonable procedures, subject matter and acceptance criteria for the Acceptance Flight (the “Acceptance Flight Protocol”). Within [***] calendar days of receipt of the Acceptance Flight Protocol, both Parties shall discuss and agree to a mutually acceptable Acceptance Flight Protocol, each party acting reasonably. If, within [***] calendar days of receipt of the Acceptance Flight Protocol, the Parties cannot reach agreement on a mutually acceptable Acceptance Flight Protocol, Seller may adjust the Scheduled

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Delivery Month and the Guaranteed Delivery Month for each affected Aircraft to reflect the time required to reach such an agreement.

16.                                                               [***]

[***]

[***]

[***]

17.                                                               Indemnity.

17.1                         Article 17.2.1 of the APA Main Text is hereby replaced with the following:

17.2.1              Customer shall indemnify, defend and hold harmless each Seller Party providing customer support services pursuant to the terms of this APA, and solely in such party’s capacity as a customer support provider, as contemplated in this APA, from and against claims, suits, actions, liabilities, damages and costs, including court costs and reasonable attorneys’ fees, whether in contract or in tort or otherwise, caused by any Aircraft after its delivery to Customer or arising out of any Seller Party’s acts (such as technical operations and training services and assistance, but excluding maintenance) performed for use or operation of the Aircraft by Customer Party, excluding any claims arising out of any negligence or misconduct of any Seller Party or an accident caused at least in part by product liability defects in design or workmanship of Seller, in each case to the extent of the percentage of fault attributable to Seller or Seller Party as determined by a trier of fact (including an arbitrator) in proceedings relating to such claims in a manner consistent with the provisions of Article 21.3 of the APA Main Text.

The foregoing provisions of this Article 17.2.1 shall apply only so long as, and only to the extent that, the foregoing obligations of Customer as to the Sellers Parties as described in this Article 17.2.1 are covered under the insurance policies obtained by Customer to satisfy the insurance requirements described in Article 20.1.1.

17.2                         Article 17.2.2 of the APA Main Text is deleted in its entirety.

18.                                                               Leverage Transaction.

18.1                        The following new Articles 18.7, 18.8, and 18.9 are hereby inserted into Article 18 of the APA Main Text:

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18.7                        Leverage Lease Transaction.

[***]

18.8                        Return of Advance Payments.

[***]

18.9                        Mortgage Financing.

If an Aircraft is purchased by Customer or any Subsidiary of Customer and in connection therewith the Aircraft is financed, Seller shall upon the request of Customer execute and deliver a consent and agreement substantially in the form of Appendix IV hereto (which shall be discussed and mutually agreed by the parties as soon as reasonably practical following the execution of this APA).

19.                                                               Termination and Seller’s Remedies.

Article 19 of the APA Main Text is hereby deleted in its entirety and replaced with the following:

19.1                        Termination by Either Party.

Either party hereto may immediately terminate this APA with respect to any or all of the Aircraft before delivery by providing written notice to the other party hereto setting forth the reason for such termination if the other party hereto:

19.1.1              fails to perform or comply in any material respect with any material agreement or covenant contained herein, unless within [***] calendar days following written notice of such failure such other party cures such failure or submits a bona fide notice of dispute regarding such failure pursuant to Article 24.2.1;

19.1.2              ceases doing business as a going concern;

19.1.3              suspends all or substantially all of its business operations and the same are not re-commenced within [***]calendar days;

19.1.4              makes an assignment for the benefit of creditors;

19.1.5              becomes insolvent, generally does not pay its debts as they become due, or admits in writing its inability to pay its debts;

19.1.6              (i) petitions for or acquiesces to the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets, (ii) commences any legal proceeding such as bankruptcy, reorganization, readjustment of debt, dissolution, or liquidation available for the relief of financially distressed debtors or (iii) becomes the object of any such proceeding unless the proceeding is dismissed or stayed within a reasonable period, not to exceed [***]

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calendar days; or is issued or has levied against it or any significant part of its property a writ of attachment (or is subject to an execution or any similar process, including procedures for collection of tax delinquency), which is not released, stayed, bonded or vacated within [***] calendar days after such issue or levy,

[***]

19.2                        Termination by Seller for Non-Payment.

In addition to its right to terminate under Article 19.1 (and, accordingly, without being subject to the [***] calendar day cure period under Article 19.1.1), Seller may immediately terminate this APA with respect to any or all of the Aircraft, by delivery of written notice to Customer, if Customer defaults in the payment of any portion of an Aircraft Price for any Aircraft (including, for the avoidance of doubt, any Advance Payment) as and when due and payable under this APA.

19.3                        Termination by Customer.

19.3.1                                In addition to its right to terminate this APA in whole or in part as otherwise expressly provided in this APA, Customer may immediately terminate this APA with respect to any or all Aircraft, in the event that:

[***]

[***]

[***]

[***]

19.3.3                               If Customer terminates this APA with respect to any (but not all) Aircraft pursuant to this Article 19.3, all terms and conditions of this APA with respect to all other Aircraft shall remain in full force and effect.

19.4                        Seller’s Remedies.

19.4.1                    In the event that Seller terminates this APA with respect to an Aircraft for any of the reasons stated in Article 19.1 or 19.2 :

(i)                                     all rights (including property rights), if any, which Customer may have or may have had in or to this APA and side letters and supplemental agreements related hereto or thereto (if any) with respect to the Cancelled Aircraft shall become null and void immediately upon such termination;

(ii)                                  Customer shall immediately pay to Seller (a) the monetary value of all services that have been rendered by Seller (that are due but not yet paid for by Customer) with respect to the Cancelled Aircraft under this APA and side letters and supplemental agreements related hereto or thereto (if any)

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as of the date of termination, (b) [***], all the unpaid Advance Payments for the Cancelled Aircraft (including those not yet due as of the termination) (except for termination by Seller due to Customer’s commencing or otherwise becoming the object of a Chapter 7 bankruptcy proceeding or other liquidation for the relief of financially distressed debtors, [***]) and (c) any other amounts payable by Customer to Seller outstanding with respect to the Cancelled Aircraft as of the date of termination;

(iii)                               in addition to the amounts described in Article 19.4.1(ii), Customer shall pay Seller for any and all damages resulting from termination of this APA with respect to the Cancelled Aircraft, including any and all storage, maintenance and other costs that are necessary and appropriate in connection with the sale, lease or other disposition of the Cancelled Aircraft (including the costs of modifications to the Cancelled Aircraft such as modifications to the paint scheme, markings, BFE and optional features);

(iv)                              if the aggregate of all amounts paid by Customer with respect to the Cancelled Aircraft exceeds the aggregate of any and all costs, expenses, losses and damages incurred by Seller with respect to such Cancelled Aircraft as a result of Customer’s default and/or the termination of this APA, Seller shall return such excess amount to Customer. Customer acknowledges that Seller shall have all rights permitted hereunder or by law to recover from Customer all amounts described in Articles 19.4.1(ii) and (iii), even if such costs, expenses, losses and damages are, in the aggregate, more than the amount previously paid by Customer with respect to such Cancelled Aircraft; and

(v)                                 Seller may sell, lease or otherwise dispose of the Cancelled Aircraft to a third party free of any claim by Customer.

19.4.2                       Seller’s rights and remedies under this Article 19.4 constitute Seller’s exclusive rights and remedies with respect to termination of this APA by Seller for the reasons stated in Articles 19.1 and 19.2.

19.5             Customer’s Remedies.

19.5.1                    In the event that Customer terminates this APA for reasons stated in Article 19.1 or 19.3, (i) Seller shall, within [***] days after such termination, return to Customer, in the form of a cash payment, an amount equal to all Advance Payments, without interest, received by Seller from Customer with respect to such Cancelled Aircraft and (ii) Seller shall treat any BFE received by Seller for such Cancelled Aircraft in accordance with Article 6 of Exhibit A.

19.5.2                    Customer’s rights and remedies stated in this Article 19 constitute Customer’s sole and exclusive rights and remedies with respect to

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termination by Customer of this APA for the reasons stated under Articles 19.1 and 19.3.

19.6             Survival.

Articles 1, 9.3, 10.4, 17, 18.1, 18.5, 18.6, 18.7, 18.8, 18.9 and Articles 19 through 25 shall survive termination of this APA for whatever reason with respect to the Cancelled Aircraft. For the avoidance of doubt, all terms and conditions of this APA with respect to any Aircraft other than the Cancelled Aircraft will continue to remain in full force and effect.

20.                                                                              Insurance.

Articles 20.1, 20.2 and 20.3 of the APA Main Text are deleted in their entirety and replaced as follows:

20.1                                         Insurance Requirements.

As long as an Aircraft is operated by Customer, a Subsidiary of Customer or a lessee of Customer, Customer shall (or shall cause such Subsidiary of Customer or lessee of Customer, as applicable, that operates the Aircraft to) purchase and maintain aviation insurance with insurers of recognized reputation and responsibility as follows:

20.1.1                    Comprehensive aircraft hull and liability insurance, including aircraft third party, passenger liability (including passengers’ baggage and personal effects), cargo and mail legal liability, and all-risk ground and flight physical damage, with a combined single limit of not less than [***], and war risk hull and liability insurance as provided by the FAA program or by commercial providers of such insurance with a combined single limit no less than [***], in each case, of a scope and coverage (except as [***]

20.1.2                    Workers’ compensation as required by the appropriate jurisdiction and employer’s liability with a limit of not less than [***] combined single limit; and

20.1.3                    Other property and liability insurance coverages of the types and in the amounts that would be considered reasonably prudent for a business organization of Contractor’s size and nature, under the insurance market conditions in effect at the time of placement.  All coverages described in this Article 20.1 shall be placed with deductibles reasonably prudent for a business organization of Customer’s size and nature, under the insurance market conditions in effect at the time of placement.

20.1.4                    With respect to the policies of insurance provided for in this Article 20.1.1, Customer shall be responsible for any deductible amounts described in the applicable policies.

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20.1.5              With respect to Customer’s indemnity obligation under Article 17.2.1, Customer shall cause the policies of insurance provided for in Article 20.1.1 to (i) name as additional insured each Seller Party providing customer support services in such parties capacity as a customer support provider, (ii) provide that Customer shall be responsible for any deductible amounts described in the applicable policies, and (iii) waive any right of subrogation against each Seller Party except as otherwise expressly provided herein.

20.1.6              Notwithstanding anything in this APA to the contrary, in no event shall either party or their respective insurers waive any claim against the other party for contribution toward property damage claims and/or third party claims for bodily injury, property damage or wrongful death to the extent of such other party’s percentage of fault as determined by a trier of fact (including an arbitrator) in either a proceeding brought by a third party or a contribution proceeding brought by one party against the other.

20.2                                          Evidence of Insurance Coverage.

20.2.1                   At least [***] (Japan) prior to the Scheduled Delivery Date of each Aircraft, Customer shall furnish to Seller evidence reasonably satisfactory to Seller of such insurance coverage, including the form of certificate to be delivered on the Scheduled Delivery Date of the Aircraft or other certificates certifying that such insurance are in full force and effect.  This evidence may be a certificate of insurance which will be dated and delivered on the Scheduled Delivery Date of the Aircraft.

20.2.2                   If Customer fails to provide to Seller such certificate of insurance, Seller may withhold delivery of such Aircraft until the receipt of such certificate of insurance, provided that notwithstanding anything to the contrary in this APA (i) the Aircraft shall be deemed delivered on the Scheduled Delivery Date despite the fact that possession (as well as delivery of the bill of sale) is withheld until the delivery of certificate of insurance and (ii) Customer shall (a) be deemed to have signed and delivered the Certificate of Acceptance and to have accepted delivery of the Aircraft, and (b) immediately pay the balance of the Aircraft Price and reimburse Seller upon demand for all costs incurred by Seller as a result of such delay (e.g., costs of storing and maintaining of the Aircraft).

20.2.3                   Upon request of Seller, annual renewal certificates with respect to all insurance required hereunder shall be submitted to Seller before the expiration of the policy periods. The failure of Seller to demand compliance with this Article 20.2 in any year shall not in any way relieve Customer of its obligations hereunder nor constitute a waiver by Seller of these obligations.

20.3            Noncompliance with Insurance Requirements.

With respect to Customer’s obligations under Article 17.2.1, if the insurance coverage contemplated in Article 20.1.5 is not available due to any failure by Customer to comply with any of the insurance requirements set forth in such

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policies or Customer fails to comply with the insurance requirements set forth in Article 20.1.1, Customer assumes liability for such obligations.  With respect to hull and aircraft liabilities, Seller shall have no liability for any hull or airline liabilities except as set forth in Article 20.1.6 and 21.3, notwithstanding any failure by Customer to comply with any of the insurance requirements set forth therein or if any of the insurers fails to pay a claim covered by the insurance or otherwise fails to meet any of the insurer’s obligations.

21.             Limitation of Liability.

Article 21 of the APA Main Text is hereby replaced with the following:

Article 21                   Limitation of Liability

21.1     Limitation of Liability.

21.1.1                                      EXCEPT IN THE CASE OF FRAUD OR INTENTIONAL MISREPRESENTATION BY A PARTY HERETO, THIS APA SETS FORTH THE EXCLUSIVE WARRANTIES, LIABILITIES AND OBLIGATIONS OF THE PARTIES AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE PARTIES IN SUBSTITUTION FOR ALL OTHER REMEDIES OR RIGHTS TO WHICH SUCH PARTY MAY OTHERWISE BE ENTITLED, AND EACH PARTY (ON BEHALF OF ITSELF AND EACH SELLER PARTY OR CUSTOMER PARTY RESPECTIVELY), HEREBY WAIVES, RELEASES AND RENOUNCES, (I) ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE OTHER PARTY AND (II) ALL OTHER RIGHTS, CLAIMS AND REMEDIES (KNOWN OR UNKNOWN) AGAINST THE OTHER PARTY, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY MATTERS ARISING OUT OF OR IN CONNECTION WITH THIS APA.

21.1.2                                      WITHOUT LIMITING THE GENERALITY OF THE FOREGOING AND EXCEPT IN THE CASE OF FRAUD OR INTENTIONAL MISREPRESENTATION BY A SELLER PARTY, THIS APA SETS FORTH THE EXCLUSIVE WARRANTIES, LIABILITIES AND OBLIGATIONS OF SELLER AND THE EXCLUSIVE REMEDIES AVAILABLE TO CUSTOMER, IN SUBSTITUTION FOR ALL OTHER REMEDIES OR RIGHTS TO WHICH CUSTOMER MAY OTHERWISE BE ENTITLED, WITH RESPECT TO ANY MATTERS ARISING OUT OF OR IN CONNECTION WITH ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED OR PROVIDED UNDER THIS APA, AND CUSTOMER (ON BEHALF OF ITSELF AND EACH OTHER CUSTOMER PARTY) HEREBY WAIVES, RELEASES AND RENOUNCES, (I) ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER PARTIES AND (II) ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF EACH CUSTOMER PARTY (KNOWN OR UNKNOWN) AGAINST EACH SELLER PARTY, WITH RESPECT TO ANY MATTERS ARISING OUT OF OR IN CONNECTION WITH ANY DEFECT OR

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NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED OR PROVIDED UNDER THIS APA, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, INCLUDING ANY:

(i)                    IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE, OR OF NON-INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS;

(ii)                 IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(iii)                 RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(iv)             RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING ACTIONS OR CLAIMS FOR NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED), IMPLIED WARRANTY, STRICT LIABILITY OR FAILURE TO WARN; AND

(v)                   RIGHT, CLAIM OR REMEDY FOR LOSS OF, OR DAMAGE OF ANY KIND, TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART.

21.1.3                          CUSTOMER ACKNOWLEDGES AND AGREES THAT, SUBJECT TO THE INTRODUCTORY EXCEPTION IN ARTICLE 21.1.2, THE RIGHTS, WARRANTIES AND REMEDIES PROVIDED FOR IN THIS APA ARE ADEQUATE AND SUFFICIENT TO PROTECT CUSTOMER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE UNDER THIS APA.

21.1.4              THE PARTIES HERETO AGREE THAT IF THE LIQUIDATED DAMAGES SET FORTH IN ARTICLE 10.2 AND CALCULATED IN ACCORDANCE WITH ATTACHMENT 3 ARE DEEMED TO BE UNENFORCEABLE FOR ANY REASON, THEN IN NO EVENT SHALL SELLER’S LIABILITY WITH RESPECT TO THE DELAY OF ANY AIRCRAFT AND/OR ANY EVENTS OR CIRCUMSTANCES GIVING RISE TO SUCH DELAY (WHETHER ARISING UNDER CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE), MISREPRESENTATION (INCLUDING NEGLIGENT MISREPRESENTATION), STRICT LIABILITY OR OTHERWISE) BE GREATER THAN THE AMOUNT THAT OTHERWISE WOULD HAVE BEEN CALCULATED PURSUANT TO ARTICLE 10.2 AND ATTACHMENT 3.

21.2          Exclusion of Consequential and other Damages.

EXCEPT WITH RESPECT TO A BREACH OF THE CONFIDENTIALITY OBLIGATIONS UNDER ARTICLE 23 AND NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS APA, NEITHER PARTY SHALL HAVE ANY OBLIGATION OR LIABILITY TO THE OTHER PARTY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY OR INDEMNITY), TORT (INCLUDING ACTIVE, PASSIVE

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OR IMPUTED NEGLIGENCE OR PRODUCT LIABILITY), OR OTHERWISE, FOR ANY INCIDENTAL (EXCEPT AS PROVIDED UNDER ARTICLES 15.1.3 AND 19.4.1(iii)), CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES, OR FOR ANY LOSS OF USE, REVENUE OR PROFIT, ARISING OUT OF OR IN CONNECTION WITH THIS APA, INCLUDING ANY AIRCRAFT, GOODS OR SERVICES CONTEMPLATED OR PROVIDED HEREUNDER.

21.3        Contribution Toward Third Party Claims.

CLAIMS BY EITHER PARTY AGAINST THE OTHER (OR ANY SELLER PARTY OR CUSTOMER PARTY AS THE CASE MAY BE) FOR CONTRIBUTION TOWARD THIRD PARTY BODILY INJURY OR PROPERTY DAMAGE CLAIMS ARE EXPRESSLY NOT WAIVED HEREUNDER AND ARE LIMITED TO THE EXTENT OF SUCH OTHER PARTY’S PERCENTAGE OF FAULT AS DETERMINED BY THE TRIER OF FACT, INCLUDING AN ARBITRATOR, AND LIMITED TO SUCH PERCENTAGE OF FAULT IRRESPECTIVE OF PRINCIPLES OF JOINT AND SEVERAL LIABILITY, CO-TORTFEASOR LIABILITY, AND JUDGMENT CO-TORTFEASOR LIABILITY.

21.4        No Duplicate Remedies.

Neither party hereto shall be obligated to provide to the other party hereto any remedy in duplicate for matters covered by any other remedy which has been provided under any contracts between the parties hereto.

21.5        Termination Rights.

Nothing in this Article 21 shall be deemed to limit any termination rights or other rights provided in this APA with respect to the failure of any party to perform or otherwise comply with any covenant or obligation set forth in this APA.

22.             Confidentiality.

22.1        Article 23.2.2 of the APA Main Text is hereby deleted in its entirety.

22.2        The following new Articles 23.4 and 23.5 are hereby inserted into Article 23 of the APA Main Text.

23.4        Disclosure to Finance Parties.

[***]

23.5        Tri-Party Agreement.

[***]

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23.            Dispute Resolution.

Article 24.2 of the APA Main Text is hereby replaced with the following:

24.2        Dispute Resolution.

24.2.1     To the extent that any dispute, controversy or difference between the parties hereto arising out of, relating to, or in connection with this APA cannot be solved amicably, either party hereto may provide a notice of dispute to the other party.  Upon receipt of such notice, the parties hereto shall attempt to resolve such dispute, controversy or difference amicably through good faith discussions involving senior executive officers of both Parties.  In the event that any such dispute, controversy or difference by the parties hereto cannot be resolved amicably within [***] calendar days after receipt of the foregoing notice, either party may bring an action or proceeding seeking the enforcement of this APA.

24.2.2     Forum Selection.  Each party irrevocably and unconditionally (i) submits, itself to the exclusive jurisdiction of the United States District Court for the Southern District of New York (or, if such court does not accept jurisdiction, any New York state court sitting in the County of New York, New York) in any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this APA, (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such Federal court or, to the fullest extent permitted by law, in such New York state court, and (iii) waives, to the fullest extent permitted by law, any objection to venue laid therein.  Notwithstanding the preceding sentence, process in any action or proceeding referred to therein may be served by appropriate means on the other party outside of the Southern District of New York (or the County of New York, New York, as applicable). Because a breach of the provisions of this APA related to confidentiality obligations and/or intellectual property could not adequately be compensated by money damages, any party shall be entitled to an injunction restraining such breach or threatened breach and to specific performance of any such provision of this APA and, in either case, no bond or other security shall be required in connection therewith. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

24.2.3     Waiver of Service of Process.  In the event a lawsuit or other legal proceeding is commenced relating to or arising out of this APA, the parties hereby consent to, and hereby waive any objections to, service of process by any of the following means:  (1) by personal delivery to the person identified in Article 22.2.1 as the recipient of notice for the applicable party (“Notice Recipient”); or (2) by certified mail or courier addressed to Notice Recipient[s], with such recipient’s signature required.  The parties hereby expressly waive any rights to service by means prescribed by the Hague Convention of 15 November 1965 on the Service Abroad of Judicial and Extrajudicial Documents in Civil or Commercial Matters (the “Convention”), including any and all declarations, commentary, and questionnaire responses to the Convention promulgated by the United States or Japan authorities.  The parties further expressly waive the right to service by any

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means prescribed by rules, statutes, procedures, or laws of Japan and/or the United States.  If service is effected by one of the two means set forth in this Article 24.2.3, the parties agree not to raise defective service as an objection in any proceeding to enforce a judgment entered in the lawsuit or other legal proceeding.

24.2.4     WAIVER OF JURY TRIAL.

EACH PARTY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A JURY TRIAL WITH RESPECT TO ANY CLAIM OR CAUSE OF ACTION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS APA, ANY TRANSACTION CONTEMPLATED BY THIS APA, ANY COURSE OF CONDUCT, ANY COURSE OF DEALING, ANY STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ANY ACTIONS OR OMISSIONS OF ANY PARTY HERETO OR OF ANY OTHER PERSON RELATING TO THIS APA.

24.             Force Majeure.

Article 25.8 of the APA Main Text is hereby replaced with the following:

Neither party hereto shall be responsible to the other party hereto for non-performance, delay (other than delay in delivery, which shall be covered under Articles 9 and 10 and in Articles 4 of Annex 5 of this Letter Agreement) or deficiency in the performance of its respective obligations as a result of any cause beyond such party’s reasonable control, including but not limited to:

25.8.1              acts of God;

25.8.2              fire, earthquake, lightning, flood, typhoon, cyclone, hurricane, windstorm, tornado, tsunami, blizzards, landslide, volcanic activity, natural disasters, explosions;

25.8.3              any occurrence or accident causing bodily injury, sickness, disease, or death, or loss of or damage to property, loss of use of property, evacuation, or disruption of normal business activities arising out of or resulting from the radioactive, nuclear, toxic, explosive, chemical or other hazardous properties or byproduct material;

25.8.4              any exercise of the power of eminent domain, police power, expropriation, condemnation, confiscation, nationalization or other taking by any governmental authority;

25.8.5              epidemics, pandemics, animal to human or other abnormal transmissions of an infectious disease (including bird flu/influenza and swine flu/influenza), or quarantine restrictions;

25.8.6              total or constructive loss of the Aircraft (which, for the avoidance of any doubt, means the actual destruction of the affected Aircraft or such damage or destruction to a material portion of the affected Aircraft such that the

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affected Aircraft cannot be repaired by commercially reasonable efforts) to the extent that such loss is not attributable to a negligent act or omission of the affected party;

25.8.7              changes in laws affecting allocation of materials or facilities necessary for the completion of the Aircraft;

25.8.8              war, civil war or warlike operations, acts of terrorism, riots, or any other armed hostility;

25.8.9              closure of harbors, docks, canals or other transportation systems;

25.8.10       blackouts or other loss or reduction of electrical power not attributable to a negligent act or omission of the affected party;

25.8.11       [***]

25.8.12       [***]

25.8.13       [***]

25.8.14       with respect to Seller’s performance of its obligations, the Customer’s (or any Customer Party’s) acts or omissions, whether caused by Customer’s (or any Customer Party’s) negligence or otherwise, or a breach of its obligations hereunder (and any suspension of performance by Seller as a result of any such breach); or

25.8.15       the implementation of any reasonable countermeasures or any precautions taken by either party to prevent or mitigate any of the foregoing events (each, a “Force Majeure Event”),

provided that (a) the forgoing shall not relieve either party hereto from performing its obligations under this APA to the extent the same can be performed using reasonable diligent efforts notwithstanding the effects of the above-cited events or circumstances; (b) under no circumstance is Customer relieved by the events set forth in Article 25.8.14 above from its obligations under this APA, (c) under no circumstance is either party hereto relieved by any of the above-cited events or occurrences from its obligations to make any payment due under this APA, including payments under Article 10 and Article 4 of Annex 5 of the Letter Agreement, and (d) under no circumstances are Customer’s rights as provided in Articles 9, 10, 19 and Article 4 of Annex 5 of the Letter Agreement limited as a result of a Force Majeure Event occurring with respect to Seller.  If there occurs any Force Majeure Event, the party affected by such Force Majeure Event shall inform the other party hereto of the occurrence and details of such Force Majeure Event as soon as practicable, and after the cessation of such Force Majeure Event, the affected party shall promptly resume the performance of its obligations under this APA.

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25.                            Seller’s Obligation.

Article 4 of Exhibit A of the APA is hereby replaced with the following:

4.                                      Seller’s Obligations

4.1                               Seller shall provide for the scheduled storage and installation of all BFE and obtain certification of all Aircraft containing installed BFE, as set forth in Part III.B of Attachment 4, at no additional charge to Customer. If Seller designates any additional items as BFE after the date hereof (“Additional BFE”), the scheduled storage and installation services for such Additional BFE shall be subject to an amount equal to the lesser of (i) [***]

4.2                               All confidential information provided by the BFE Suppliers to Seller or otherwise provided as part of the BFE Software shall be deemed Confidential Information and shall be subject to Article 23 of the APA Main Text.  In addition to the permitted disclosures set forth in Article 23 of the APA Main Text, Seller shall have the right to disclose such Confidential Information to any third-party supplier or Civil Aviation Authority to the extent necessary in connection with the design, development, testing, qualification/certification, support, integration, operation and/or manufacture of the Aircraft, provided that (i) prior to the disclosure to any third-party supplier, such third-party supplier has entered into an agreement including confidentiality obligations and restrictions no less stringent than those set forth in Article 23 of the APA Main Text, and (ii) such third-party suppliers shall be deemed to be Representatives of Seller for the purpose of Article 23.1 of the APA Main Text.

4.3                               Prior to December 31, 2012, the parties shall meet and discuss each party’s then-current expectations (as applicable) for the BFE Documents and the requirements to be set forth therein (including any applicable deadlines for notifications and/or decisions to be made), as well as any near-term deadlines for Customer to choose the BFE, as contemplated in Article 2.1 of Exhibit A of the APA.  Thereafter and until the BFE Documents are finalized and delivered to Customer, the parties shall hold regular meetings at least once every six (6) months to discuss the BFE Documents and any then-current near-term deadlines for notifications and/or decisions to be made.

26.             Average Direct Hourly Labor Rate.

26.1               The definition of “Average Direct Hourly Labor Rate” in Part 1 of Exhibit C of the APA is hereby replaced with the following:

“Average Direct Hourly Labor Rate” shall mean the rate to be used as Customer’s costs for one Direct Labor Hour [***]

26.2               The Appendix to Part 1 (Labor Rate Escalation Adjustment Formula) of Exhibit C to the APA is hereby deleted.

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27.                            Service Life Policy.

Seller will provide Customer with the Service Life Policy Commitment as provided in Schedule 1 to Annex 4.

28.                            Supplier Warranties.

Seller shall provide Customer with the Supplier Warranties as provided in Schedule 1 to Annex 4.

29.                            Seller Interface Commitment.

Seller shall provide Customer with the Seller Interface Commitment as provided in Schedule 1 to Annex 4.

30.                            Addition of Appendix III and Appendix IV.

Upon mutual agreement by the parties on the respective forms, Schedule 2 and Schedule 3 to this Annex 1 shall be added to the APA as a new Appendix III and Appendix IV to the APA as so attached hereto.

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ATTACHMENT 1 REV A.

DESCRIPTION OF AIRCRAFT; PRICE

MRJ90

Aircraft Model/MTOW	[***]

Detailed Specifications	[***]

Quantity	[***]

Engine Model	[***]

Base Aircraft Price (in January 2011 dollars)	[***]

Additional Aircraft Price as of the execution of the APA

aggregate price of Selected Optional Features as of the execution of the APA (listed in Schedule 1 to this Annex 1)	[***]

aggregate price of storage and installation of all BFE as of the execution of the APA	[***]

aggregate price of all other changes to the aircraft for which Customer is required to pay pursuant to Article 13 of the APA as of the execution of the APA	[***]

Sub-Total of Additional Aircraft Price as of the execution of the APA	[***]

Aircraft Basic Price	[***]

Initial Aircraft Basic Price	[***]

Net Initial Aircraft Basic Price	[***]

Base Month for Escalation Adjustment	[***]

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MRJ70

Aircraft Model/MTOW	[***]

Detailed Specifications	[***]

Quantity	[***]

Engine Model	[***]

Base Aircraft Price (in January 2011 dollars)	[***]

Additional Aircraft Price as of the execution of the APA	[***]

aggregate price of Selected Optional Features as of the execution of the APA (listed in Schedule 1 to this Annex 1)	[***]

aggregate price of storage and installation of all BFE as of the execution of the APA	[***]

aggregate price of all other changes to the aircraft for which Customer is required to pay pursuant to Article 13 of the APA as of the execution of the APA	[***]

Sub-Total of Additional Aircraft Price as of the execution of the APA	[***]

Aircraft Basic Price Initial Aircraft Basic Price	[***]

Net Initial Aircraft Basic Price	[***]

Base Month for Escalation Adjustment	[***]

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ATTACHMENT 2 REV. A

[***]

	Aircraft		Net Initial Aircraft Basic Price per one (1)	Advance Payment Per Aircraft (U.S.$) (Amts. Due/Mos. Prior to Delivery): (*1)
	Model and	[***]	aircraft	[***]	[***]	[***]	[***]
No	Version	[***]	(U.S.$)	[***]	[***]	[***]	[***]
1	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
2	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
3	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
4	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
5	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
6	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
7	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
8	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
9	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
10	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
11	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
12	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
13	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
14	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
15	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
16	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
17	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
18	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
19	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
20	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]

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	Aircraft		Net Initial Aircraft Basic Price per one (1)	Advance Payment Per Aircraft (U.S.$) (Amts. Due/Mos. Prior to Delivery): (*1)
	Model and	[***]	aircraft	[***]	[***]	[***]	[***]
No	Version	[***]	(U.S.$)	[***]	[***]	[***]	[***]
21	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
22	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
23	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
24	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
25	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
26	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
27	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
28	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
29	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
30	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
31	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
32	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
33	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
34	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
35	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
36	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
37	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
38	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
39	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
40	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
41	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
42	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]

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	Aircraft		Net Initial Aircraft Basic Price per one (1)	Advance Payment Per Aircraft (U.S.$) (Amts. Due/Mos. Prior to Delivery): (*1)
	Model and	[***]	aircraft	[***]	[***]	[***]	[***]
No	Version	[***]	(U.S.$)	[***]	[***]	[***]	[***]
43	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
44	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
45	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
46	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
47	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
48	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
49	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
50	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
51	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
52	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
53	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
54	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
55	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
56	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
57	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
58	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
59	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
60	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
61	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
62	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
63	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
64	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]

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	Aircraft		Net Initial Aircraft Basic Price per one (1)	Advance Payment Per Aircraft (U.S.$) (Amts. Due/Mos. Prior to Delivery): (*1)
	Model and	[***]	aircraft	[***]	[***]	[***]	[***]
No	Version	[***]	(U.S.$)	[***]	[***]	[***]	[***]
65	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
66	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
67	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
68	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
69	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
70	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
71	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
72	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
73	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
74	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
75	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
76	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
77	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
78	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
79	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
80	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
81	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
82	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
83	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
84	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
85	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
86	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]

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	Aircraft		Net Initial Aircraft Basic Price per one (1)	Advance Payment Per Aircraft (U.S.$) (Amts. Due/Mos. Prior to Delivery): (*1)
	Model and	[***]	aircraft	[***]	[***]	[***]	[***]
No	Version	[***]	(U.S.$)	[***]	[***]	[***]	[***]
87	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
88	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
89	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
90	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
91	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
92	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
93	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
94	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
95	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
96	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
97	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
98	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
99	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
100	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]

[***]

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ATTACHMENT 3 REV. A

LIQUIDATED DAMAGES FOR NON-EXCUSABLE DELAY

1.                                      Provided that Seller provides Customer with written notice no later than [***]Months prior to the then-current [***], that a delay will occur with respect to such Aircraft, liquidated damages (“L/Ds”) for Non-Excusable Delay for that Aircraft under Article 10.2 of the APA Main Text shall be an amount per month (pro-rated by the number of days in such month, for partial months) equal to [***] for such Aircraft.

2.                                      In the case that the Seller does not provide Customer with the [***]above, L/Ds for Non-Excusable Delay for the Aircraft under Article 10.2 of the APA Main Text shall be an amount per month (pro-rated by the number of days in such month, for partial months) equal to [***]for such Aircraft.

3.                                      L/Ds shall accrue from (and including) the date falling [***]for the delayed Aircraft until (and including) the earlier to occur of (i) the date such Aircraft is actually delivered (or deemed delivered in accordance with Article 14.5 of the APA Main Text, as applicable) and (ii) the date that the APA is terminated with respect to such Aircraft in accordance with [***]of the APA Main Text (the “Non-Excusable Delay Period”). Notwithstanding the foregoing, Seller shall not be liable for any L/Ds with respect to (a) any [***]or (b) any Aircraft for which the APA is terminated in accordance with [***]

4.                                      No day shall be double-counted for the purpose of calculating L/Ds with respect to a delayed Aircraft, even if such day falls within a Non-Excusable Delay Period relating to two or more Non-Excusable Delays.

5.                                      In addition to the payments contemplated in paragraph 1 and 2 of this Attachment 3, if Seller fails to provide Customer with at least [***]Business Days (New York) notice prior to the [***], Seller shall also pay to Customer as liquidated damages in readily available funds an amount equal to the sum of (i) [***]and (ii) [***]Aircraft, in each case, only to the extent the foregoing sums are solely and directly caused by such change to the Scheduled Delivery Date for such Aircraft due to any act or omission of Seller or any Seller Party. Notwithstanding Article 7.7 of the APA Main Text, any such payment shall be paid to Customer within [***]days following receipt by Seller of a written invoice from Customer.

6.                                      In no event shall the aggregate amount of L/Ds for a delayed Aircraft under Article 1 or Article 2 above exceed [***]for such Aircraft.

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SCHEDULE 1.1

SELECTED OPTIONAL FEATURES FOR MRJ90

1.              This Schedule 1.1 (SELECTED OPTIONAL FEATURES) describes the Selected Optional Features that Customer has selected for incorporation into the respective MRJ90 Aircraft as of the date of the execution of the APA.

2.              The aggregate amount of the prices of all of the Selected Optional Features listed in this Schedule 1.1, on a per MRJ90 Aircraft Basis, [***].

	Item	Quantity	Unit Price	Total Price	Base Month/ Year
[***]

CA03-00003	MRJ90 Design Weight Upgrade (STD to LR)	[***]	[***]	[***]	[***]

23	COMMUNICATION

CA23-00005	ACARS	[***]	[***]	[***]	[***]

25	EQUIPMENT & FURNISHING

CA25-00007	Premium Class Seat — Single Seat	[***]	[***]	[***]	[***]

CA25-00008	Premium Class Seat — Double Seat	[***]	[***]	[***]	[***]

CA25-00022	Coffee Maker	[***]	[***]	[***]	[***]

CA25-00044	G4 Galley	[***]	[***]	[***]	[***]

CA25-00048	Class Divider — Hard Type (3 abreast)	[***]	[***]	[***]	[***]

CA 25-00052	S2S Stowage	[***]	[***]	[***]	[***]

34	NAVIGATION

CA34-00006	Flight Management System with GPS and DME (2nd System)	[***]	[***]	[***]	[***]

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	Item	Quantity	Unit Price	Total Price	Base Month/ Year
CA34-00010	Mode S Transponder with ADS-B out Function	[***]	[***]	[***]	[***]

CA34-00011	Radio Altimeter	[***]	[***]	[***]	[***]

38	WATER & WASTE

CA38-00002	Water System for G1	[***]	[***]	[***]	[***]

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SCHEDULE 1.2

SELECTED OPTIONAL FEATURES FOR MRJ70

1.                      This Schedule 1.2 (SELECTED OPTIONAL FEATURES) describes the Selected Optional Features that Customer has selected for incorporation into the respective MRJ70 Aircraft as of the date of the execution of the APA.

2.                      The aggregate amount of the prices of all of the Selected Optional Features listed in this Schedule 1.2, on a per MRJ70 Aircraft Basis, [***]

		Item	Quantity	Unit Price	Total Price	Base Month/ Year
[***]

	CA03-00006	MRJ70 Design Weight Upgrade (STD to LR)	[***]	[***]	[***]	[***]

	23	COMMUNICATION

	CA23-00005	ACARS	[***]	[***]	[***]	[***]

	25	EQUIPMENT & FURNISHING

	CA25-00007	Premium Class Seat — Single Seat	[***]	[***]	[***]	[***]

	CA25-00008	Premium Class Seat — Double Seat	[***]	[***]	[***]	[***]

	CA25-00022	Coffee Maker	[***]	[***]	[***]	[***]

	CA25-00028	L1 Lavatory	[***]	[***]	[***]	[***]

	CA25-00044	G4 Galley	[***]	[***]	[***]	[***]

[***]	CA25-00047	Class Divider — Soft & Movable Type (3 abreast)	[***]	[***]	[***]	[***]

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	Item	Quantity	Unit Price	Total Price	Base Month/ Year
34	NAVIGATION

CA34-00006	Flight Management System with GPS and DME (2nd System)	[***]	[***]	[***]	[***]

CA34-00010	Mode S Transponder with ADS-B out Function	[***]	[***]	[***]	[***]

CA34-00011	Radio Altimeter	[***]	[***]	[***]	[***]

38	WATER & WASTE

CA38-00002	Water System for G1	[***]	[***]	[***]	[***]

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SCHEDULE 2

APPENDIX III

FORM PURCHASE AGREEMENT ASSIGNMENT

[To Be Agreed and Inserted]

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SCHEDULE 3

APPENDIX IV

FORM CONSENT AND AGREEMENT

[To Be Agreed and Inserted]

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EXECUTION VERSION

ANNEX 2

[***]

[***]

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EXECUTION VERSION

ANNEX 3

[***]

[***]

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EXECUTION VERSION

ANNEX 4

CUSTOMER SUPPORT

This Annex 4 amends and supplements Exhibit B (Customer Support Document) of the APA.

1.                                     Customer Provision of Data.

Article 3 of Part 1 of Exhibit B of the APA is hereby replaced with the following:

Customer will provide any data reasonably required by Seller for the provision of the customer support services described in this Exhibit B and will ensure that Seller and Customer Support Providers have the right to use such data for such purpose; provided that, to the extent reasonably practicable, such data shall be identified and mutually agreed prior to the provision of the customer support services described in this Exhibit B.

2.                                     Customer Support Providers.

Article 8 of Part 1 of Exhibit B of the APA is hereby replaced with the following:

Notwithstanding anything to the contrary in this APA (including Article 18.1 of the APA Main Text and this Exhibit), Seller may enter into agreements with Customer Support Providers pursuant to which such Customer Support Providers may perform any of Seller’s support obligations under this Exhibit B (including training services, technical support and spare parts support), and such performance by Customer’s Support Providers shall satisfy Seller’s obligations hereunder, provided, that in the case that the parties enter into a definitive agreement regarding a maintenance services program for the Aircraft, Seller’s use of Customer Support Providers who will directly provide maintenance services for the Aircraft shall be subject to the selection and approval procedures described in such definitive agreement; and provided further, the foregoing shall not relieve Seller of any obligation under this APA to the extent such Customer Support Provider fails to perform as contemplated in this APA.

3.                                     Post-EIS Support.

3.1                              [***]

3.2                              Customer shall, without charge to Seller, furnish suitable office space and equipment (including desks, chairs, file cabinets, an electrical power source, Internet access and telephone services) at, or in close proximity to, Customer’s facility where the SUT is providing services. As required, Customer shall assist the SUT with all necessary work permits, airport security clearances, introductions to local airport authorities and mail handling.

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4.                                     Airworthiness Directives/Service Bulletins.

Seller shall provide Customer with certain support regarding Airworthiness Directives and mandatory Service Bulletins as provided in Schedule 1 to this Annex 4.

5.                                     Customer Cooperation for Seller Personnel.

Article 2 of Part 1 of Exhibit B of the APA is hereby replaced with the following:

If requested by Seller, Customer shall make (and shall cause the Customer Parties, as applicable, to make) commercially reasonable efforts to assist the Seller personnel who perform any customer support services described in this Customer Support Document in obtaining all necessary work permits and all necessary facility and airport security clearances and identification passes.

6.                                     Right to Stop Work.

Article 5 of Part 1 of Exhibit B of the APA is hereby replaced with the following:

[***]

7.                                     Field Services.

Article 2.1 of Part 2 of Exhibit B of the APA is hereby replaced with the following:

[***]shall be available to Customer at or near Customer’s main maintenance or engineering facility for a period beginning [***]prior to delivery of the first Aircraft to Customer and terminating [***] after delivery of the first Aircraft to Customer.

8.                                     Technical Support.

Article 3.3 of Part 2 of Exhibit B of the APA is hereby replaced with the following:

Notwithstanding anything to the contrary in Article 3 of Part 2 of Exhibit B of the APA, Seller shall, if requested by Customer, provide the technical support described under Article 3.1 of Part 2 of Exhibit B of the APA [***] charge to Customer to the extent that such support can be provided by Seller’s designated technical support person by referring solely to data and documents included in the Technical Information described in Part A of the Appendix to Part 5 of Exhibit B of the APA and, for the avoidance of doubt, without conducting any independent analysis, testing or engineering work.  [***]

9.                                     Flight Operational Engineering Support.

Article 4.1 of Part 2 of Exhibit B of the APA is hereby replaced with the following:

Seller shall, if requested by Customer, provide flight operational engineering support with respect to the Aircraft. [***]

Article 4.2 of Part 2 of Exhibit B of the APA is hereby replaced with the following:

Flight operational engineering support shall be provided at no additional charge to Customer to the extent that such support can be provided by Seller’s designated flight operational

LA4-2

engineering support person by referring solely to data and documents included in the Technical Information described in Part A of the Appendix to Part 5 of Exhibit B of the APA and, for the avoidance of doubt, without conducting any independent analysis testing or engineering work. Seller may charge fees for any other flight operational support provided by Seller pursuant to this Article 4 of Part 2 of Exhibit B of the APA.

10.                              Operational Maintenance Information.

10.1                       Article 5.1 of Part 2 of Exhibit B of the APA is hereby replaced with the following:

Seller shall provide, on a periodic basis and in any event no less than quarterly, Customer with Operational Maintenance Information available to Seller for such quarter.

[***]

11.                              Pilot Training.

The initial paragraph of Article 2.1 of Part 3 of Exhibit B of the APA is hereby replaced with the following:

If requested by Customer, Seller shall provide pilot training consisting of classroom and simulator training for type rating for up to [***] of Customer’s personnel. All of the pilot training shall be conducted on the ground.

12.                              Maintenance Technician Training.

The initial paragraph of Article 3.1 of Part 3 of Exhibit B of the APA is hereby replaced with the following:

If requested by Customer, Seller shall provide maintenance technician training consisting of classroom and simulator training for type rating for up to [***] of Customer’s personnel.

13.                              Flight Attendant Training.

The initial paragraph of Article 4.1 of Part 3 of Exhibit B of the APA is hereby replaced with the following:

If requested by Customer, Seller shall provide flight attendant training consisting of classroom training for cabin operation for up to [***] of Customer’s personnel.

14.                              Aircraft Dispatcher Training.

The initial paragraph of Article 5.1 of Part 3 of Exhibit B of the APA is hereby replaced with the following:

If requested by Customer, Seller shall provide aircraft dispatcher training consisting of classroom training for up to [***] of Customer’s personnel.

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15.                              Revision Service.

Seller will provide Customer with revisions to Technical Information as provided in Schedule 1 to this Annex 4.

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Schedule 1

To

ANNEX 4

1.                                       Airworthiness Directives/Service Bulletins.

In the event that any Aircraft is subject to one or more Airworthiness Directives or mandatory Service Bulletins that are (i) due to defects in design or production of such Aircraft, and (ii) issued during the period commencing on the date of delivery of such Aircraft and ending [***] years after the date of delivery of such Aircraft, Seller shall provide to Customer, [***], parts and kits that Customer may use to bring such Aircraft into compliance with such directive(s).

For the avoidance of doubt, Customer shall bear the costs related to Airworthiness Directives or mandatory Service Bulletins that are (a) applicable to all aircraft in general or to all aircraft within a certain category, (b) issued by a regulatory authority due to any changes of regulations, or (c) issued due to defects in another aircraft where it is finally confirmed by the regulatory authority that such defects are not defects in the design or production of the Aircraft.

2.                                       Revision Service.

Article 3 of Part 5 of Exhibit B of the APA is hereby replaced with the following:

As deemed necessary by Seller and during a period not to exceed [***] from delivery of the last Aircraft to Customer, Seller shall provide Customer with revisions to Technical Information. Seller shall provide such revisions at [***].

3.                                       Service Life Policy.

Articles 1 (Service Life Policy) and 2 (Price) of Part 3 of Exhibit C of the APA are hereby replaced with the following:

1.                                       Service Life Policy.

1.1                                SLP Commitment.

If a Failure is discovered in an SLP Component within [***] from the date of delivery of such SLP Component to Customer, Seller shall Correct such SLP Component at Sellers expense.

If a Failure is discovered in an SLP Component within the period beginning on the [***] from delivery of such SLP Component to Customer and extending for the [***] thereafter, Seller shall, at a price calculated pursuant to Article 2 of this Part 3, Correct such SLP Component.

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2.                                      Price.

The price which Customer shall pay for the Correction of Failed SLP Components shall be calculated pursuant to the following formula:

[***]

4.                                      Supplier Warranties.

Article 1 of Part 4 of Exhibit C of the APA is hereby replaced with the following:

1. Seller shall use commercially reasonable efforts to (i) obtain, prior to the execution date of a definitive agreement regarding a maintenance services program for the Aircraft, from each Supplier of Supplier Parts that were selected and purchased by Seller and installed in the Aircraft at the time of the delivery:

(a)                               warranties for defects in design, including selection of materials and the process of manufacture;

(b)                               warranties for defects in materials and workmanship, including the process of manufacture; and

(c)                                indemnification provisions for the benefit of Customer substantially similar to the provisions of Article 17.1.1 and Article 17.1.2 of the APA with respect to the systems, accessories, equipment or parts provided by such Supplier with respect to the Aircraft, in each case that are enforceable and assignable by Customer to its permitted assignees under this APA, and (ii) furnish, prior to the execution date of a definitive agreement regarding a maintenance services program for the Aircraft, copies of the warranties and indemnities to be provided to Customer with respect to Supplier Parts.

5.                                      Seller Interface Commitment.

Article 1 of Part 5 of Exhibit C of the APA is hereby replaced with the following:

1. In the event that Customer experiences an Interface Problem in an Aircraft within [***] after the delivery of such Aircraft, Seller shall, without additional charge to Customer, promptly investigate and analyze the cause or causes of such Interface Problem. Seller shall, promptly after the conclusion of its investigation, advise Customer of Seller’s opinion as to the causes of such Interface Problem and Seller’s recommendation as to corrective actions.

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EXECUTION VERSION

ANNEX 5

SPECIAL ARRANGEMENTS

1.                                      Model Change Option.

[***]

2.                                      Additional Delivery Positions.

[***]

3.                                      Maintenance Services Agreement.

[***]

4.                                      Program Review.

[***]

4.1                               Supplemental Definitions for this Annex 5.

In addition to the terms defined in Article 1.1 of the APA Main Text, the following terms shall have the meanings described below in this Annex 5.

[***]

4.2                               Revised Attachment 2 and Non-Binding Estimate of Anticipated Delivery Month.

[***]

4.3                               Non-Excusable Delay of [***]and [***].

[***]

4.4                               Non-Excusable Delay of [***] and [***].

[***]

LA5-1

4.5                               Non-Excusable Delay of [***].

[***]

4.6                               Program Continuation Credits Personal to Customer.

[***]

4.7                               Exclusivity of Liquidated Damages.

The liquidated damages set forth in this Article 4 constitute Customer’s sole and exclusive right and remedy in connection with any [***], any [***], the termination of this APA with respect to such [***] (as applicable), and any extension of the [***] for such [***] (as applicable) in accordance with this Article 4.  The parties hereto agree that it would be extremely difficult to determine precisely the amount of actual damages that would be suffered by Customer due to the effects of delay in the delivery of, or the termination of, any such [***], but that such liquidated damages are a fair and reasonable determination of the amount of actual damages that would be suffered by Customer therefor, and that such liquidated damages do not constitute a penalty.  Each party hereby expressly waives any defense or right to contest the validity of these liquidated damages on the grounds that they are void as penalties or are not reasonably related to actual damages. Without limiting the termination rights or other liquidated damages payment rights under this Article 4 in connection with any [***], Customer waives, releases and renounces all other claims, rights and remedies, at law or in equity, whether based on contract (including any warranty), tort or otherwise arising out of any [***] whether or not arising from the active, passive or imputed negligence of Seller, including claims for (i) any costs incurred by Customer in securing temporary or permanent replacement aircraft and (ii) any financing, tax, personnel, facility or other costs or damages incurred by Customer relating to delivery, late delivery or termination of the [***] (including expenses for pilot and ground time).

4.8                               Reserved.

4.9                               Excusable Delay of Greater than [***]

[***]

4.10                                Excusable Delay of Less than [***].

[***]

5.                                      [***]

[***]

6.                                      Finance.

6.1                               Support in Arranging of Finance.

[***]

LA5-2

6.2                               Seller’s Support.

Customer and Seller agree that certain elements of Aircraft financing support need to be further discussed and mutually agreed upon in order to reach agreement on a suitable financing structure(s) and related objectives, but such support shall at-least include:

[***]

6.3                               Conditional Obligations.

[***]

LA5-3

EXECUTION VERSION

ANNEX 6

DISPATCH RELIABILITY GUARANTEE

[***]

7.                           Liquidated Damages.

[***]

7.4                    The parties hereto agree that it would be extremely difficult to determine precisely the amount of actual damages that would be suffered by Customer due to the failure to meet the Dispatch Reliability Guarantee, but that liquidated damages set forth in this Article 7 are a fair and reasonable determination of the amount of actual damages that would be suffered by Customer therefor, and that these liquidated damages do not constitute a penalty. Each party hereby expressly waives any defenses or right to contest the validity of these liquidated damages on the grounds that they are void as penalties or are not reasonably related to actual damages.

8.                                      Reporting / Notice of Delay or Cancellation.

8.1                    Customer shall provide Seller with all reports required by Customer’s regulatory authority concerning operation of the Covered Aircraft during the Dispatch Reliability Guarantee Term no later than [***] after the last day of each [***] in which such report is required. Customer shall also provide Seller with a report of the corrective actions taken or to be taken for each Delay or Cancellation, and information regarding Customer’s implementation of modifications or improvements of operation required or recommended by Service Bulletins relevant to such Delay or Cancellation accomplished during each [***]. Customer shall further provide Seller with such other information and data as Seller may reasonably request for the purpose of analyzing each Delay or Cancellation.

8.2                    In order to determine whether each delay or cancellation constitutes a Delay or Cancellation, Customer shall notify Seller in writing of each delay or cancellation during any [***] in the Dispatch Reliability Guarantee Term, which writing shall be delivered to Seller no later than [***] after the end of such [***]. Such notice shall describe and include clear and definitive evidence of the delay or cancellation in sufficient detail to allow both parties to determine whether such delay or cancellation constitutes a Delay or Cancellation.

8.3                       The format in which all reports, data and information which shall be provided hereunder by Customer to Seller shall be mutually agreed no later than [***] prior to the delivery of the first Covered Aircraft. For avoidance of doubt, failure to so agree shall not alleviate Customer’s

LA6-1

obligation to provide data to Seller hereunder.

8.4                    Subject to Article 8.5 below, in the case that Customer fails to provide Seller with reports and other information and data or fails to give notice in accordance with Articles 8.1 and 8.2 above for any month, this Dispatch Reliability Guarantee shall automatically become null and void and Seller shall be relieved of its obligations hereunder from and after the first day of the [***] for which such reports were not provided except with respect to liquidated damages stipulated in Article 7 hereof that may have already accrued through such date of termination.

8.5                    If Customer is unable to provide Seller with reports and other information and data or fails to give notice in accordance with Articles 8.1 and 8.2 above due to a Force Majeure Event, Customer shall use commercially reasonable efforts to provide Seller with such data as soon as possible (including, if necessary, by employing reasonable alternative means to so provide); provided that if Customer is still unable to provide Seller with such data within [***] of the occurrence of such Force Majeure Event, the Dispatch Reliability Guarantee with respect to all Covered Aircraft shall be terminated immediately and Seller shall have no liability for liquidated damages or otherwise under the Dispatch Reliability Guarantee from and after the first day of the [***] for which such reports were not provided except with respect to liquidated damages stipulated in Article 7 hereof that may have already accrued through such date of termination. For the avoidance of doubt, Seller shall have no liability for liquidated damages or otherwise under this Dispatch Reliability Guarantee for any [***] during the time period in which Customer is unable to provide Seller with all requisite reports or other information or data due to such Force Majeure Event.

9.	LIQUIDATED DAMAGES AS SOLE AND EXCLUSIVE REMEDY.

THE PAYMENT OF THE LIQUIDATED DAMAGES FOR THE DISPATCH RELIABILITY GUARANTEE UNDER ARTICLE 7 HEREOF SHALL BE CUSTOMER’S SOLE AND EXCLUSIVE REMEDY AND SELLER’S SOLE AND EXCLUSIVE LIABILITY WITH RESPECT TO ALL LOSSES, DAMAGES OR CLAIMS PERTAINING TO THE DISPATCH RELIABILITY GUARANTEE AND/OR ANY OTHER DISPATCH RELIABILITY ASSURANCES WITH RESPECT TO THE COVERED AIRCRAFT. CUSTOMER HEREBY IRREVOCABLY WAIVES ALL OTHER RIGHTS AND REMEDIES FOR SUCH MATTERS AS IT MAY HAVE IN LAW, EQUITY OR OTHERWISE.

[***]

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EXECUTION VERSION

ANNEX 7

FUEL BURN GUARANTEE

[***]

LA7-1

EXECUTION VERSION

ANNEX 8

[***]

[***]

LA8-1

Execution Version

ANNEX 9

OPTION AIRCRAFT

1.                                      Definitions

Except as expressly provided herein, capitalized terms used but not otherwise defined in this Annex 9 shall have the meanings described in the APA and this Letter Agreement. All Article references are references to Articles in this Annex 9 unless otherwise noted. The following terms used in this Annex 9 shall have the meanings described below in this Article 1:

“Option Aircraft” shall mean the aircraft which may be purchased [***] by Customer at its option pursuant to Article 2.1 below, with the same model and type as the “Aircraft” contemplated in the APA.

[***]

[***]

[***]

“Purchase Option” shall have the meaning described in Article 2.1.

[***]

2.                                      Purchase Option.

2.1                               Customer shall have the option to purchase any or all of the one hundred (100) Option Aircraft [***] on the terms and conditions set forth herein (each such option to purchase [***], a “Purchase Option”).

[***]

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[***]

2.4                               Upon the exercise of a Purchase Option [***] in accordance with Article 2.3 above, the parties agree that, except as set forth in this Annex 9, from the date in which the Purchase Option is exercised, the terms and conditions set forth in the APA and this Letter Agreement with respect to “Aircraft” shall apply prospectively to the Option Aircraft for which the Purchase Option was exercised and, accordingly, the following provisions shall apply:

(i)                                     each use of the term “Aircraft” in the APA and the Letter Agreement shall be deemed to refer to Aircraft and the Option Aircraft for which the Purchase Option has been exercised in accordance with Article 2.3 above from the date such Purchase Option has been so exercised, and all other terms and conditions of the APA and the Letter Agreement shall not otherwise be amended and shall remain in full force and effect; and

(ii)                                  Attachments 1 and 2 to the APA shall be amended to reflect the exercise of such Purchase Option [***].

For the avoidance of doubt, prior to the exercise of a Purchase Option [***] in accordance with Article 2.3 above, Option Aircraft shall not be “Aircraft” under the APA and this Letter Agreement and no term and condition with respect to an “Aircraft” in the APA or this Letter Agreement shall apply retroactively to any Option Aircraft.

[***]

3.                                      Option Period

3.1                               Subject to Article 3.2 below, the delivery schedule of the Option Aircraft shall commence during 2021 and end on or before the end of the fourth Quarter of 2024 [***] (the “Option Period”).  [***]

[***]

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